Investor Update
September 4, 2008

Certain matters discussed in this presentation are “forward-looking statements,” involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private
Securities Litigation Reform Act of 1995.   The Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.  The forward-looking statements include, but are not limited to, risks and uncertainties such as restrictions imposed by the Company’s outstanding indebtedness, changes in the cost and availability of polymers, demand for the Company's services and products, business cycles and other industry conditions, the Company's ability to manage inventory, the Company’s ability to develop technology and proprietary know-how,  the Company’s lack of asset diversification, its ability to attract and retain key personnel, litigation risks, currency translation risks, risks related to the Company’s former oilfield services business, international risks, operational risks, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2007.  The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange
Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date indicated on the first page of this presentation, and the Company undertakes no obligation to publicly update or revise such forward-
looking statements to reflect subsequent events or circumstances.

About the Company

ICO at a Glance
▪900 Employees
▪20 Plants/Warehouses
▪Organized into 5 regions: Bayshore, ICO Polymers North America, ICO Europe, ICO Asia Pacific, ICO Brazil
▪69% of revenues derived internationally
▪Ranked 20th by the Houston Chronicle on the May 2008 list of top 100 public companies based in Houston

Revenues for the nine months ended June 30, 2008

Oil & Gas
Exploration
and
Production
Ethane,
Propane,
Naphtha
Polymer
Producers:
PE, PP, PS,
PVC
End Product
Converters: tank
producers,
film manufacturers,
toy makers,
molders
Ethylene,
Propylene,
Styrene,
Vinyl
Chloride
ASSETS UTILIZED
Processors:
ICO Polymers/
Bayshore Industrial
Drilling rigs,
production
equipment,
etc.

Additives
Compounding/
grinding
Injection molding,
blow molding,
rotational molding

Monomer
Production

Post
Reactor
Processing
ICO’s “Fit” in the Value Chain

6
Compounds, including
Concentrates
Produced by Bayshore Industrial
Products & Services
Custom Powders for Rotational molding
  ■ Proprietary ICORENE® and COTENE® product lines
  sold across the globe
  ■ Business built on value-adds, such as:
 - Grades tailored to client, driven by application
 - R&D and technical sales support worldwide
 - Partnering with key customers
 ■ Sample applications of our product
  - Water tanks - Agricultural Products
  - Toys  - Kayaks
  - Playground equipment  - Road “Furniture”
  - Bins
Other Polymer Powder Markets
■ Proprietary ICOTEX™ and ICOFLO™  lines - for
 textiles (applications: carpet backing, clothing) and
 carrier powders for color and additive masterbatch
 customers
■ Regional expertise in other areas
 such as the oilfield service and
 metal coating industries
■ Products primarily for the plastic film
 (packaging) industry
■ Products produced include:
 - Masterbatches/Concentrates
 - Specialty compounds
■ Markets served:
 - North America
 - Malaysia
 - Select export markets
■ Sample applications of our product:
 - Shopping bags
 - Food packaging
 - Industrial Film
 - Electronic packaging

We do not manufacture the above items. The above items are an example of applications that our customers manufacture which contain our product.
Custom Powders for Rotational molding

Compounds, including Concentrates
Produced by Bayshore Industrial
We do not manufacture the above items. The above items are an example of applications that our customers manufacture which contain our product.

 ■ Ambient Grinding - high-volume, typically moderate
 value-add service
 ■ Cryogenic Grinding - greater value-add and requiring
  more technical expertise to serve the market for heat
 sensitive materials
 ■ Jet Milling - greater value-add and requiring more
  technical expertise for ultrafine particle size
 ■ Other related services:
 - Compounding
 - Blending
 - Packaging
 - Warehousing
Products & Services
 ■ Wide range of tolling opportunities
  globally, including:
 - Rotomolding
 - Oilfield services
 - Textiles
 - Metal coatings
 - Agricultural
 - Paints
 - Wood composites
 - Soaps/cosmetics
Size Reduction Services

Size Reduction Services
We do not manufacture the above items. The above items are an example of applications that our customers manufacture which contain our product.

11
Verolanuova, IT
Soreco, FR
Montereau, FR
Beaucaire, FR
Gainsborough, UK
’s-Gravendeel, NL

12
Global Platform
ICO North America
China, TX
Fontana, CA
Grand Junction, TN
East Chicago, IN
Bayshore MB
Compounding - LaPorte, TX

Allentown, PA

13
 Global Platform ICO Asia-Pacific
ICO Malaysia
ICO New Zealand
ICO Australia Brisbane
ICO U.A.E

ICO Australia Melbourne

14
Global Platform ICO Polymers Brazil
Belo Horizonte, Brazil

Americana, Brazil

*Nine months ended
 June 30, 2008
$5.2
$8.2
$21.3
$29.8
$21.6
Operating income ($ in millions)
$257.5
$296.6
$324.3
$417.9
$338.7
Revenues ($ in millions)
Historical Financial Performance

16
Historical Financial Performance

Third Quarter 2008 Financial Highlights:
• Revenues of $115.7 million, an increase of $2.3 million or 2% from the prior year
• Operating income of $6.5 million
• Net income per share of $.17 fully diluted
• Total debt outstanding decreased $10.0 million or 15% as a result of positive cash flow
$ in millions, except per share data
9 Months
Q3 2008
Q3 2007
Q2 2008
FY 2008
FY 2007
Revenues
Gross Profit
18.5
20.5
19.3
56.9
52.4
Gross Margin
16.0%
18.1%
17.2%
16.8%
17.8%
Operating Income
6.5
9.0
8.6
21.6
20.1
Income from Continuing Operations
4.6
5.6
5.0
13.2
13.7
EPS-Diluted from Continuing Operations
0.17
$
0.20
$
0.18
$
0.47
$
0.49
$
Volumes (Metric Tons)
80,100
88,150
83,600
245,600
246,150

17
Historical Financial Performance- Cont’d

(a) During FY2007, the Company repurchased Preferred Stock for $28.5 million.
(a)
(a)
Debt, Equity Position and Net Debt to Capitalization
-
20.0
40.0
60.0
80.0
100.0
120.0
September 03
September 04
September 05
September 06
September 07
December 07
March 08
June 08
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
Net Debt
Total Stockholders' Equity
Net Debt to Capitalization
$ in millions
June 30, 2008
September 30, 2007
September 30, 2006
Cash
3.9
$
8.6
$
17.4
$
Total Debt
58.5
57.3
43.5
Net Debt
54.6
48.7
26.1
Working Capital, minus cash
67.1
49.3
40.1
Equity
113.5
91.0
91.7
Net Debt-to-capitalization
32.5%
34.9%
22.2%

Operating Margin Breakdown

17%
9%
6%
18%
9%
7%
20%
11%
7%
18%
12%
3%
19%
13%
2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
Nine months ended
June 30, 2008
FY 2007
FY 2006
FY2005
FY2004
Gross Margin
SG&A
Operating Margin

19
FY2007 Return on Assets by Business Segment

(a) ROA is calculated by dividing operating income by total assets.
9%
30%
10%
25%
5%
-
20.0
40.0
60.0
80.0
100.0
120.0
ICO Europe
Bayshore Industrial
ICO Asia Pacific
ICO Polymers North
America
ICO Brazil
0%
5%
10%
15%
20%
25%
30%
35%
FY07 Operating Income
Total Assets as of September 30, 2007
ROA %

Value Creation Opportunities - FY 2008 and Beyond

■ Capitalize on global platform
 • Cultivate global customer relationships
 • Further develop strategic raw material supply relationships
■ Profitably grow our business in the Middle East and India
■ Profitably grow our business in Brazil and South America
■ Profitably grow Bayshore product line in Malaysia installed in 2007
■ Explore expansion opportunities in Europe
■ Explore expansion opportunities of Bayshore product line
■ Aggressively grow oilfield service product sales
■ Continue overall growth and take advantage of operating leverage (i.e. cost control)
■ Explore potential strategic acquisitions